UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

ACCURAY INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33301	20-8370041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin		53717-1954
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 824-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 5, 2026, the Board of Directors (the “Board”) of Accuray Incorporated (the “Company”) appointed Richard A. Meier to the Board as a Class II director, with a term expiring at the Company’s 2026 annual meeting of stockholders.  Mr. Meier is expected to stand for re-election by the Company's stockholders at such 2026 annual meeting of stockholders. Mr. Meier was also appointed to the Compensation Committee of the Board on the same date. In connection with his appointment, Mr. Meier will receive the same cash and equity compensation for service on the Board that was approved by the Board for fiscal 2027. Cash compensation for his Board service is an annual cash retainer of $30,000 and no additional cash compensation is provided for membership on the Compensation Committee.

Mr. Meier’s equity compensation is as follows: (1) in connection with his initial appointment to the Board, a restricted stock unit (“RSU”) grant for 75,000 shares of the Company’s common stock with one-third of the aggregate number of shares subject to the award vesting on the first, second and third anniversary of October 5, 2026, the grant date of the RSU, and a stock option grant for 75,000 shares of the Company’s common stock, with an exercise price of $0.30 per share, which was the closing price of the Company’s common stock on October 5, 2026, the date of grant, and will vest as to one-third of the aggregate number of shares subject to the option on the first, second and third anniversary of the date of grant, both subject to Mr. Meier’s continued service through each such date; and (2) annually, on the last day of the month in which the Company’s Annual Meeting of Stockholders is held, an RSU grant for 50,000 shares of the Company’s common stock, with full vesting on the one-year anniversary of the Annual Meeting of Stockholders to which the grant relates and a stock option grant for 50,000 shares of the Company’s common stock, with an exercise price being the closing price of the Company’s common stock on the date of grant and will vest as to 100% of the aggregate number of shares subject to the option on the first anniversary of the date of grant, both subject to Mr. Meier’s continued service through each such date. Vesting of all RSUs and options subject to the grants thereafter will accelerate in full in the event of a change in control of the Company.

There are no arrangements or understandings between Mr. Meier and any other persons pursuant to which Mr. Meier was selected as a
Director. In addition, there are no related party transactions involving the Company and Mr. Meier that are reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2026 Special Meeting of Stockholders of the Company held on October 6, 2026 (the “2026 Special Meeting”), the Company’s stockholders voted on three proposals as set forth below, at which a quorum was present. Stockholders considered three proposals outlined below at the 2026 Special Meeting, each of which is described in more detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2026, as supplemented by additional definitive proxy soliciting materials filed with the SEC on September 18, 2026 . The final voting results with respect to each of the proposals acted upon at the 2026 Special Meeting are set forth below.

Proposal No. 1: Approval of Nasdaq Stock Issuance Proposal

The issuance of shares of the Company’s Common Stock, subject to certain conditions, in accordance with Nasdaq Listing Rule 5635, upon the conversion of the Series A Preferred Stock to be issued in connection with the closing of the transactions contemplated by the Securities Purchase Agreement with certain of the Company’s existing investors, pursuant to the terms of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, governing the Series A Preferred Stock, and the exercise of the Warrants to purchase Warrant Shares at potentially less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), and the deemed issuance of equity compensation to one of the Company’s directors upon conversion of the Series A Preferred Stock and the exercise of the Warrants to purchase Warrant Shares at less than market value under Nasdaq Listing Rule 5635(c) was approved based on the following:

For	Against	Abstain	Broker Non-Votes
44,411,409	3,910,714	188,917	30,977,714

Proposal No. 2: Approval of Authorized Shares Increase Proposal

The amendment of the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 in order to provide a sufficient number of authorized shares to issue the Common Stock issuable upon the conversion of the Series A Preferred Stock was approved based upon the following:

For	Against	Abstain	Broker Non-Votes
44,625,028	3,699,084	186,928	30,977,714

Proposal No. 3: Approval of the Reverse Stock Split Proposal

The amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock, at a ratio ranging from any whole number between 1-for-15 and 1-for-40, as determined by the Board in its discretion, to allow the Company to regain compliance with Nasdaq listing requirements for the bid price of the Common Stock, to be effected in the sole discretion of the Board at any time within one year of the date of the Special Meeting without further approval or authorization from the Company’s stockholders was approved based upon the following:

For	Against	Abstain	Broker Non-Votes
74,331,147	4,664,788	492,819	0

Proposal No. 4: Approval of the Adjournment Proposal

Because there were sufficient votes to approve Proposals 1 through 3, the proposal to approve one or more adjournments of the Special Meeting, if necessary, in the reasonable discretion of the Board, the Chairman of the Board, the President or the Corporate Secretary of the Company, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal Nos. 1, 2, or 3 was rendered moot and was not presented at the Special Meeting.

Item 8.01. Other Events.

On October 6, 2026, the Company issued a press release (the “Press Release”) announcing the appointment of Mr. Meier and the results of the 2026 Special Meeting. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 6, 2026, titled “Accuray Announces Stockholder Approval of Key Financing-Related Proposals and Appointment of New Independent Director”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCURAY INCORPORATED
Date	October 6, 2026
		By:	/s/ David Shin
David Shin Senior Vice President, Chief Legal Officer and Corporate Secretary